UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 7, 2010
FGBC Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-51957	20-02743161

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
101 Main Street, Franklin, Georgia 30217
(Address of Principal Executive Offices, including Zip Code)
(678) 839-4510
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     FGBC Bancshares, Inc.’s annual meeting of shareholders was held on June 7, 2010. The following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal:
     (1) Proposal One — Election of Five Class III Directors.

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes

Walter D. Duke	7,171,625	27,359	0	1,058,482
George B. Hamil, Jr.	7,171,204	27,780	0	1,058,482

Terry L. Harper	7,171,204	27,780	0	1,058,482
Howard J. Lindsey	7,171,204	27,780	0	1,058,482
Robert L. Stewart	7,171,204	27,780	0	1,058,482
     (2) Proposal Two — To ratify the selection of Mauldin & Jenkins, LLC as the Company’s independent auditors for 2010.

Votes For	Votes Against	Abstentions

7,879,040	68,305	310,121

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 7, 2010	FGBC BANCSHARES, INC.
	By:	/s/ Teresa L. Martin
Teresa L. Martin
EVP and Chief Financial Officer

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